Exhibit 4.9

SSC

SS&C

SS&C TECHNOLOGIES HOLDINGS, INC.

COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 78467A 10 9

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of the COMMON STOCK, $.01 par value, of

SS&C TECHNOLOGIES HOLDINGS, INC.

CERTIFICATE OF STOCK

(hereinafter called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware, the Certificate of Incorporation and the By-laws of the Corporation, and all amendments thereto.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.

Dated

CHAIRMAN OF THE BOARD

SS&C TECHNOLOGIES HOLDINGS, INC. 2005 DELAWARE

Stephen V.R. Whitman

SECRETARY

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, N.Y.)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

THE CORPORATION HAS MORE THAN ONE CLASS OR SERIES OF STOCK AUTHORIZED TO BE ISSUED. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER UPON WRITTEN REQUEST A COPY OF THE FULL TEXT OF THE PREFERENCES, VOTING POWERS, QUALIFICATIONS AND SPECIAL AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES OF STOCK AUTHORIZED TO BE ISSUED BY THE CORPORATION AS SET FORTH IN THE CERTIFICATE OF INCORPORATION OF THE CORPORATION AND AMENDMENTS THERETO FILED WITH THE SECRETARY OF STATE OF DELAWARE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — __________ Custodian __________
(Cust) (Minor)
under Uniform Gifts to Minors
Act __________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, __________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

__________ *Shares*

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________

(Signature) __________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By __________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.